State Street Institutional Investment Trust

STATE STREET TARGET RETIREMENT 2060 FUND

Class I (SSDWX)

Class K (SSDYX)

(the “Fund”)

SUPPLEMENT DATED APRIL 1, 2021 TO THE PROSPECTUS

AND SUMMARY PROSPECTUS, EACH DATED APRIL 30, 2020,

AS EACH MAY BE SUPPLEMENTED AND/OR REVISED FROM TIME TO TIME

Effective immediately, the SPDR® Portfolio Intermediate Term Treasury ETF will become an additional strategic target allocation option (an “Underlying Fund”) for the Fund. Accordingly, effective immediately, the Fund’s Prospectus and Summary Prospectus are supplemented as follows:

1.

The discussion regarding the Fund’s glide path and corresponding table of strategic target allocations within the section of the Summary Prospectus titled “Principal Investment Strategies” and the section of the Prospectus titled “Fund Summaries – State Street Target 2060 Fund – Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The glide path depicted in the chart below shows how the Fund’s strategic target allocations among asset classes are expected generally to place more emphasis on fixed income investments and less on equity investments as the target retirement date approaches.

The glide path shows the Fund’s long term strategic target allocations. The Fund’s actual allocations may differ. The Adviser periodically reviews the Fund’s target asset allocations and may, at any time, in its discretion, change the target asset allocations or deviate from the target asset allocations. The glide path is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

The following table shows the Fund’s strategic target allocations to the Underlying Funds on or about April 1, 2021.

Underlying Funds	Target Retirement 2060 Fund

State Street Equity 500 Index II Portfolio	35.80%

State Street Small/Mid Cap Equity Index Portfolio	15.95%

State Street Global All Cap Equity ex-U.S. Index Portfolio	38.25%

State Street Aggregate Bond Index Portfolio	0.00%

SPDR Bloomberg Barclays 1-10 Year TIPS ETF	0.00%

SPDR Bloomberg Barclays High Yield Bond ETF	0.00%

SPDR Dow Jones Global Real Estate ETF	0.00%

SPDR Portfolio Long Term Treasury ETF	7.00%

SPDR Portfolio Intermediate Term Treasury ETF	3.00%

SPDR Portfolio Short Term Treasury ETF	0.00%

SPDR Portfolio Short Term Corporate Bond ETF	0.00%

The Fund’s actual allocations are expected to differ over time. The Adviser periodically reviews the Fund’s target allocations to underlying investment options and may, at any time, in its discretion, change the target allocations or deviate from the target allocations. The Adviser may modify the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. The table is presented for illustrative purposes only. More current information regarding the Fund’s allocations may be available on its website: www.ssgafunds.com.

2.

The table within the section of the Prospectus titled “ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES and RISKS” is hereby updated to reflect the updated strategic target allocation of the Fund as noted above.

3.	The discussion regarding the Underlying Funds of the Fund, within the section of the Prospectus titled “APPENDIX A – UNDERLYING FUNDS” is revised to include the following:

SPDR® Portfolio Intermediate Term Treasury ETF

The SPDR® Portfolio Intermediate Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (3-10 years) sector of the United States Treasury market. In seeking to track the performance of the Bloomberg Barclays 3-10 Year U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA FM, the investment adviser to the Fund (the “Adviser”), either may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

Please see the Fund’s Prospectus for additional information at www.ssga.com/spdrs.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

040121SUPP11

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